Vanguard Small-Cap Growth Index Fund

Summary Prospectus

April 27, 2017

Institutional Shares

Vanguard Small-Cap Growth Index Fund Institutional Shares (VSGIX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
April 27, 2017, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-662-7447 (if you are an individual investor) or 888-809-8102
(if you are a client of Vanguard's Institutional Division) or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None

Purchase Fee	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.05%

12b-1 Distribution Fee	None

Other Expenses	0.01%

Total Annual Fund Operating Expenses	0.06%

Example

The following example is intended to help you compare the cost of investing in the Fund s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$6	$19	$34	$77

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund s performance. During the most recent fiscal year, the Fund s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Small Cap Growth Index, a broadly diversified index of growth stocks of small U. S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund s performance:

" Stock market risk , which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund s target index tracks a subset of the U. S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

" Investment style risk , which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. Small companies tend to have greater stock volatility because, among other things, these companies are more sensitive to changing economic conditions.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns Vanguard Small-Cap Growth Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.59% (quarter ended June 30, 2009), and the lowest return for a quarter was 27.91% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2016
	1 Year	5 Years	10 Years

Vanguard Small-Cap Growth Index Fund Institutional Shares

Return Before Taxes	10.74%	12.80%	8.26%

Return After Taxes on Distributions	10.32	12.48	8.04

Return After Taxes on Distributions and Sale of Fund Shares	6.19	10.16	6.68

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)

MSCI US Small Cap Growth Index	13.44%	14.36%	8.91%

Spliced Small Cap Growth Index	10.62	12.68	8.11

CRSP US Small Cap Growth Index	10.62

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor The Vanguard Group, Inc. (Vanguard) Portfolio Managers

William Coleman, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Gerard C. O Reilly, Principal of Vanguard. He has managed the Fund since 2004 (co-managed since 2016).

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com) , by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800 -662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares is $5 million. The minimum investment amount required to add to an existing Fund account is generally $1. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how to participate in your plan.

Tax Information

The Fund s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax- advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard Small-Cap Growth Index Fund Institutional Shares Fund Number 866

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Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SPI 866 042017